EXHIBIT 32

CERTIFICATION OF OFFICERS
OF UNITED HERITAGE CORPORATION
PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of United Heritage Corporation (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)
The Annual Report on Form 10-KSB for the year ended March 31, 2006 of the Company, as amended, fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)	Information contained in the to Annual Report on Form 10-KSB, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 3, 2007

/s/ C. Scott Wilson
C. Scott Wilson,
Chief Executive Officer

/s/ Kenneth Levy
Kenneth Levy
Chief Financial Officer